SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 22, 2003
                                                --------------------------------

                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                                333-99451                52-1495132
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street, Edison, New Jersey                             08837
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (732) 205-0600
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                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

            Attached as an exhibit are certain Structural Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) and Computational Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) prepared by Goldman, Sachs & Co. in connection with the offering of certain classes of the Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2003-S11.

ITEM 7. Financial Statements and Exhibits

      (c) Exhibits

      Item 601(a)
      of Regulation S-K
      Exhibit No.                         Description
      -----------                         -----------

      (99) Structural Term Sheets and Computational Materials prepared by Goldman, Sachs & Co. in connection with the offering of certain classes of the Chase
                                          Mortgage Finance Corporation,
                                          Multi-Class Mortgage
                                          Pass-Through Certificates,
                                          Series 2003-S11.

      I Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



October 29, 2003
                                   By:  /s/  Eileen Lindblom
                                      ------------------------------------------
                                      Eileen Lindblom
                                      Vice President

                              INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

   (99)           Structural Term Sheets and                (E)
                  Computational Materials prepared
                  by Goldman, Sachs & Co. in
                  connection with the offering of
                  certain classes of the Chase
                  Mortgage Finance Corporation,
                  Multi-Class Mortgage Pass-
                  Through Certificates, Series
                  2003-S11.